Number
SC

SAFE RX PHARMACIES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK	CUSIP77641K 10 6
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE OF
SAFE RX PHARMACIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

DATED:

WILLIAM R. MIERTSCHIN, SECRETARY KENT FREEMAN, PRESIDENT

SAFE RX PHARMACIES, INC.
CORPORATE
SEAL
2001
NEVADA
*

COUNTERSIGNED AND REGISTERED
SAFE RX PHARMACIES, INC.
BY TRANSFER AGENT AND REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM -as tenants in common	UNIF GIFT MIN ACT- _ _ _ _ Custodian _ _ _ _ _
TEN ENT -as tenants by the entireties	(Cust) (Minor)
JT TEN -as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants	Act _ _ _ _ _ _ _ _ _ _ _ _ _ _
in common	(State)

Additional abbreviations may also be used through not in the above list.

For Value Received, ___________do hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[ ]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________________________________________
______________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________

x______________________________
(owner sign here)

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.

SIGNATURE (S) GUARANTEED:

_____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17 AD- 15.